Muzinich Credit opportunities Fund
Muzinich U.S. High Yield Corporate Bond Fund
Muzinich Low Duration Fund

Supplement dated July 27, 2017
to the
Statutory Prospectus dated April 30, 2017,
This supplement incorporates and supersedes the supplement dated July 14, 2017

The following paragraph replaces the second paragraph under the heading “The Advisor” on page 34 of the Prospectus:

A discussion summarizing the primary (but not exclusive) basis for the Board’s approval of the Investment Advisory Agreement between the Trust on behalf of the Credit Opportunities Fund, the U.S. High Yield Fund, the Low Duration Fund and the Advisor is included in the Fund’s Annual Report dated December 31, 2016.

The following Portfolio Manager table hereby replaces the table under the heading “Portfolio Managers” on pages 34-35 of the Prospectus:

Portfolio Manager/Fund	Bio
Clinton J. Comeaux, MBA U.S. High Yield Fund
Mr. Comeaux, Portfolio Manager, joined the Advisor in 2006. Prior to that, he served as a research analyst at WR Huff Asset Management from 2004 to 2006. Mr. Comeaux has been a portfolio manager of the Fund since its inception.

Anthony DeMeo Credit Opportunities Fund Low Duration Fund
Mr. DeMeo, Portfolio Manager, joined the Advisor in 2015.  Before joining Muzinich in 2015, Mr. DeMeo was an investment grade credit trader at Societe Generale for four years focusing on the consumer, retail and industrial sectors.  Prior to that, he spent 11 years in debt capital markets at Barclays Capital and Deutsche Bank where he advised corporations on financing and solution strategies.  Mr. DeMeo holds a B.A. in Economics from Cornell University.

Warren Hyland Credit Opportunities Fund
Mr. Hyland, Portfolio Manager, joined Muzinich in 2013. Prior to that, he served as a Senior Portfolio Manager for Global Emerging Markets at Schroders, where he managed approximately $2 billion and helped to develop the firm’s emerging markets corporate capabilities.  Mr. Hyland has been a portfolio manager of the Fund since April 2014.

Michael L. McEachern, MBA, CFA Credit Opportunities Fund
Mr. McEachern, Portfolio Manager, joined the Advisor in 2012. Prior to that, he served as the President and Head of the High Yield Division at Seix Advisors, Inc. from 1997 to 2011. Mr. McEachern has been a portfolio manager of the Fund since its inception.

Bryan Petermann, MBA U.S. High Yield Fund
Mr. Petermann, Portfolio Manager, joined the Advisor in September 2010. Prior to that, he served as Managing Director, Head of High Yield at Pinebridge Investments (f/k/a AIG Investments) from 2000 to 2010. Mr. Petermann has been a portfolio manager of the Fund since its inception.

Thomas Samson Credit Opportunities Fund Low Duration Fund
Mr. Samson, Portfolio Manager, joined Muzinich in 2004. Prior to that, he was an investment analyst at Trafalgar Asset Managers, a distressed-debt hedge fund, where he developed valuation models for high-yield debt and formulated investment recommendations. Mr. Samson has been a portfolio manager of the Fund since April 2014.

Tatjana Greil Castro Low Duration Fund
Ms. Tatjana Greil Castro joined Muzinich in 2007 from MetLife Investments, where she served as an Associate Director of the High Return Unit. Earlier, Ms. Greil Castro worked as Senior Portfolio Manager in European High Yield for Fortis Investments and as a portfolio manager and credit analyst at Legal & General Investment Management. She started her career as a high yield telecom analyst with Merrill Lynch in 1999. She has a Ph.D. from the London School of Economics & Political Science, a Masters from the Kiel Institute of World Economics in Germany, and an M.Sc./B.S. in Economics from the University of Vienna.

The following paragraph replaces the first paragraph under the heading Distributions and Taxes on page 56 of the Prospectus:

The Credit Opportunities Fund declares distributions from net investment income at least quarterly. The High Yield Fund and Low Duration Fund declare distributions from net investment income at least monthly. Any net capital gain realized by the Funds will be distributed at least annually. Any Fund may make an additional payment of dividends or distributions if it deems it desirable at other times during any year.

The following paragraph is hereby added under the heading Distributions and Taxes on page 56 of the Prospectus:

The Funds’ transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Funds’ ordinary income distributions to you, and may cause some or all of the Funds’ previously distributed income to be classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains. Adjustments to reflect these gains and losses will be made at the end of the funds’ taxable year.  A Fund may decide not to make a previously scheduled distribution if it would consist only of return of capital.

Please retain this Supplement with the Prospectus.